Exhibit 10.2

AMENDMENT TO PURCHASE AGREEMENT

THIS AMENDMENT TO PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of September 5, 2025 by and among Mercury Capital, LLC (“Acquirer”), Plum Acquisition Corp III, a Cayman Exempt Corporation (“SPAC”), and Alpha Partners Technology Merger Sponsor LLC, a Delaware limited liability company (“Sponsor”) (each a “Party” and, collectively, the “Parties”).

WHEREAS, the Parties entered into that certain Purchase Agreement, dated as of December 27, 2023 (the “Agreement”), pursuant to which, among other things, Sponsor transferred certain securities of the SPAC to the Acquirer;

WHEREAS, the Parties amended the Agreement on January 26, 2024 (the “First Amendment”) and further amended the Agreement on August 22, 2024 (the “Second Amendment”); and

WHEREAS, the Parties desire to further amend the Agreement as follows:

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreement contained in this Agreement, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.	Amendment to Purchase and Sale Section 1(b). Section 1(b) shall be replaced with the following:

“The Sponsor shall transfer 2,030,860 Units to the Acquirer, which Units the Acquirer agrees to hold in escrow pending the closing of the SPAC’s initial business combination (the “Escrowed Units”). The Acquirer understands and agrees that certain members of the Sponsor and unaffiliated investors (the “Sponsor Anchors”) have a contractual right to receive a combined number of units equal to the number of Escrowed Units if they hold a certain number (their “Required Number”) of Class A ordinary shares on the closing date of the SPAC’s initial business combination or meet other conditions by which they become entitled to such units. If any of the Sponsor Anchors are or become entitled to their certain number of founder units because they hold or held their Required Number and do not redeem or otherwise sell their respective Class A ordinary shares through the closing of the SPAC’s initial business combination, or otherwise become entitled thereto, the Acquirer shall transfer the amount of units to which such Sponsor Anchor is entitled to such Sponsor Anchor or its affiliate, from the Escrowed Units, and the Sponsor shall not be required to transfer any of its units in connection with such transfer. With respect to any Escrowed Units not transferred to Sponsor Anchors or other investors in connection with a business combination or forfeited in connection with a business combination, (i) up to 50% of such Escrowed Units may be transferred immediately prior to the closing of the SPAC’s initial business combination to Blue Bird Capital Enterprises, LLC (“Fortuna”) pursuant to that certain Securities Transfer Agreement, dated as of September 5, 2025 by and between Acquirer and Fortuna, and (ii) all remaining Escrowed Units shall be allocated 70% to Acquirer and 30% to Sponsor and transferred immediately to Acquirer and Sponsor, respectively, at the closing of the SPAC’s initial business combination.”

2.	No Additional Changes. Except as specifically set forth in this Amendment, the terms and provisions of the Agreement, as amended by the First Amendment and the Second Amendment, shall remain unmodified. From and after the date of this Amendment, all references to the Agreement shall mean the original Agreement as amended by the First Amendment, the Second Amendment and this Amendment.

3.	Counterparts; Facsimile Signatures. This Amendment may be executed in multiple counterparts and any Party may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. For purposes of this Amendment, electronic signatures shall be deemed originals, and the Parties agree to exchange original signatures as promptly as possible.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered, all as of the date first set forth above.

ACQUIRER:

Mercury Capital, LLC

By:	/s/ Kanishka Roy
Name: Kanishka Roy
Title: President

SPAC:

Plum Acquisition Corp. III

By:	/s/ Kanishka Roy
Name: Kanishka Roy
Title: President & CEO

SPONSOR:

Alpha Partners Technology Merger Sponsor LLC

By: Brotman Ventures, Inc.

By:	/s/ Steve Brotman
Name: Steve Brotman
Title: Manager

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